Exhibit 99.1

Alphabet Announces First Quarter 2018 Results
MOUNTAIN VIEW, Calif. – April 23, 2018 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended March 31, 2018.
"Our ongoing strong revenue growth reflects our momentum globally, up 26% versus the first quarter of 2017 and 23% on a constant currency basis to $31.1 billion. We have a clear set of exciting opportunities ahead, and our strong growth enables us to invest in them with confidence," said Ruth Porat, CFO of Alphabet and Google.
Q1 2018 financial highlights
The following summarizes our consolidated financial results for the quarters ended March 31, 2017 and 2018 (in millions, except for per share information, percentages, and number of employees; unaudited) with results for the quarter ended March 31, 2018 affected by gains on equity securities reflected in other income (expense), net (OI&E):

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2018
Revenues	$24,750	$31,146
Increase in revenues year over year	22%	26%
Increase in constant currency revenues year over year	24%	23%

Operating income	$6,568	$7,001
Operating margin	27%	22%

OI&E	$251	$3,542

Net income	$5,426	$9,401
Diluted EPS	$7.73	$13.33
Diluted shares (in thousands)	702,036	705,134

Effective tax rate	20%	11%
Number of employees	73,992	85,050
Q1 2018 impact from equity securities*
Our Q1 2018 financial results were affected by a new accounting standard (ASU 2016-01) that changes the way companies account for equity security investments. As a result, all gains and losses, unrealized and realized, on equity security investments are recognized in OI&E on the income statement. Performance fees related to the equity security gains in Q1 2018 were accrued in the period. Income tax expense on the equity security gains was offset by the release of a deferred tax asset valuation allowance. The following summarizes the impact to our Q1 2018 results (in millions, except for EPS and percentages; unaudited):

Three Months Ended March 31, 2018
Operating expenses impact:
Accrued performance fees	$632
OI&E impact:
Gain on equity securities	$3,031
Income tax impact:
Deferred income tax expense	$475
Release of deferred tax asset valuation allowance	($475)
Net income impact	$2,399
Diluted EPS impact	$3.40
Effective tax rate reduction	5%
*Additional information about the new accounting standard affecting our equity security investments can be found in our blog post on April 2, 2018 and our Q1 2018 10-Q.

Q1 2018 supplemental information (in millions, except percentages; unaudited)
Segment revenues and operating results
In Q1 2018, Nest joined forces with Google’s hardware team. Consequently, the financial results of Nest have been reported in the Google segment, with Nest revenues reflected in Google other revenues. Prior period segment information has been recast to conform to the current period segment presentation. Consolidated financial results are not affected.

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2018
Google properties revenues	$17,403	$21,998
Google Network Members' properties revenues	4,008	4,644
Google advertising revenues	21,411	26,642
Google other revenues	3,207	4,354
Google segment revenues	$24,618	$30,996
Other Bets revenues	$132	$150

Google operating income	$7,446	$8,368
Other Bets operating loss	($703)	($571)
Traffic acquisition costs (TAC) to Google Network Members and distribution partners

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2018
TAC to Google Network Members	$2,824	$3,386
TAC to Google Network Members as % of Google Network Members' properties revenues	70%	73%
TAC to distribution partners	$1,805	$2,902
TAC to distribution partners as % of Google properties revenues	10%	13%
Total TAC	$4,629	$6,288
Total TAC as % of Google advertising revenues	22%	24%
Monetization metrics information
In Q1 2018, we changed our monetization metrics for Google Network Members’ properties revenues from the percentage change in the number of paid clicks and cost-per-click to the percentage change in the number of impressions and cost-per-impression. The monetization metrics for Google properties revenues remain unchanged.

	Change from Q1 2017 to Q1 2018 (YoY)	Change from Q4 2017 to Q1 2018 (QoQ)
Paid clicks on Google properties	59%	8%
Cost-per-click on Google properties	(19)%	(7)%

Impressions on Google Network Members' properties	0%	5%
Cost-per-impression on Google Network Members' properties	18%	(10)%

Webcast and conference call information
A live audio webcast of our first quarter 2018 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the SEC and is available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018. All information provided in this release and in the attachments is as of April 23, 2018. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact of foreign exchange rate movements and hedging activities. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.
For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliation from net cash provided by operating activities to free cash flow" and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.
Contact
Investor relations                    Media
investor-relations@abc.xyz                press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2017	March 31, 2018
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$10,715	$12,658
Marketable securities	91,156	90,227
Total cash, cash equivalents, and marketable securities	101,871	102,885
Accounts receivable, net of allowance of $674 and $536	18,336	16,777
Income taxes receivable, net	369	37
Inventory	749	636
Other current assets	2,983	3,426
Total current assets	124,308	123,761
Non-marketable investments	7,813	10,976
Deferred income taxes	680	678
Property and equipment, net	42,383	48,845
Intangible assets, net	2,692	2,809
Goodwill	16,747	17,862
Other non-current assets	2,672	2,004
Total assets	$197,295	$206,935
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,137	$3,526
Short-term debt	0	1,329
Accrued compensation and benefits	4,581	3,812
Accrued expenses and other current liabilities	10,177	10,065
Accrued revenue share	3,975	3,723
Deferred revenue	1,432	1,596
Income taxes payable, net	881	1,343
Total current liabilities	24,183	25,394
Long-term debt	3,969	3,973
Deferred revenue, non-current	340	315
Income taxes payable, non-current	12,812	12,885
Deferred income taxes	430	394
Other long-term liabilities	3,059	3,149
Total liabilities	44,793	46,110
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 694,783 (Class A 298,470, Class B 46,972, Class C 349,341) and 694,945 (Class A 298,652, Class B 46,940, Class C 349,353) shares issued and outstanding	40,247	41,487
Accumulated other comprehensive loss	(992)	(670)
Retained earnings	113,247	120,008
Total stockholders’ equity	152,502	160,825
Total liabilities and stockholders’ equity	$197,295	$206,935

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended
	March 31,
	2017	2018
Revenues	$24,750	$31,146
Costs and expenses:
Cost of revenues	9,795	13,467
Research and development	3,942	5,039
Sales and marketing	2,644	3,604
General and administrative	1,801	2,035
Total costs and expenses	18,182	24,145
Income from operations	6,568	7,001
Other income (expense), net	251	3,542
Income before income taxes	6,819	10,543
Provision for income taxes	1,393	1,142
Net income	$5,426	$9,401

Basic earnings per share of Class A and B common stock and Class C capital stock	$7.85	$13.53
Diluted earnings per share of Class A and B common stock and Class C capital stock	$7.73	$13.33

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended
	March 31,
	2017	2018
Operating activities
Net income	$5,426	$9,401
Adjustments:
Depreciation and impairment of property and equipment	1,287	1,791
Amortization and impairment of intangible assets	216	195
Stock-based compensation expense	2,009	2,457
Deferred income taxes	613	(18)
(Gain) loss on debt and equity securities, net	19	(2,992)
Other	57	(257)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	1,267	1,700
Income taxes, net	510	782
Other assets	(128)	(241)
Accounts payable	103	122
Accrued expenses and other liabilities	(1,868)	(1,142)
Accrued revenue share	(74)	(286)
Deferred revenue	111	130
Net cash provided by operating activities	9,548	11,642
Investing activities
Purchases of property and equipment	(2,508)	(7,299)
Proceeds from disposals of property and equipment	41	30
Purchases of marketable securities	(20,119)	(8,849)
Maturities and sales of marketable securities	19,362	9,351
Purchases of non-marketable investments	(354)	(327)
Maturities and sales of non-marketable investments	78	498
Acquisitions, net of cash acquired, and purchases of intangible assets	(101)	(1,250)
Proceeds from collection of notes receivable	750	0
Net cash used in investing activities	(2,851)	(7,846)
Financing activities
Net payments related to stock-based award activities	(1,009)	(1,158)
Repurchases of capital stock	(1,127)	(2,173)
Proceeds from issuance of debt, net of costs	0	4,691
Repayments of debt	(18)	(3,378)
Proceeds from sale of subsidiary shares	480	0
Net cash used in financing activities	(1,674)	(2,018)
Effect of exchange rate changes on cash and cash equivalents	191	165
Net increase in cash and cash equivalents	5,214	1,943
Cash and cash equivalents at beginning of period	12,918	10,715
Cash and cash equivalents at end of period	$18,132	$12,658

Reconciliation from net cash provided by operating activities to free cash flow (in millions, unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended March 31, 2018
Net cash provided by operating activities	$11,642
Less: purchases of property and equipment	(7,299)
Free cash flow	$4,343
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, unaudited):
We provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the impact of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.

	Three Months Ended March 31, 2018	Three Months Ended March 31, 2018
	YoY (using Q1'17's FX rates)	QoQ (using Q4'17's FX rates)
EMEA revenues (GAAP)	$10,474	$10,474
Exclude foreign exchange impact on Q1'18 revenues using Q1'17 rates	(1,094)	N/A
Exclude foreign exchange impact on Q1'18 revenues using Q4'17 rates	N/A	(324)
Exclude hedging impact recognized in Q1'18	217	217
EMEA constant currency revenues (non-GAAP)	$9,597	$10,367
Prior period EMEA revenues, excluding hedging impact (non-GAAP)	$7,933	$10,488
EMEA revenue growth (GAAP)	29%	2%
EMEA constant currency revenue growth (non-GAAP)	21%	(1)%

APAC revenues (GAAP)	$4,804	$4,804
Exclude foreign exchange impact on Q1'18 revenues using Q1'17 rates	(198)	N/A
Exclude foreign exchange impact on Q1'18 revenues using Q4'17 rates	N/A	(96)
Exclude hedging impact recognized in Q1'18	15	15
APAC constant currency revenues (non-GAAP)	$4,621	$4,723
Prior period APAC revenues, excluding hedging impact (non-GAAP)	$3,560	$4,696
APAC revenue growth (GAAP)	33%	2%
APAC constant currency revenue growth (non-GAAP)	30%	1%

Other Americas revenues (GAAP)	$1,724	$1,724
Exclude foreign exchange impact on Q1'18 revenues using Q1'17 rates	(19)	N/A
Exclude foreign exchange impact on Q1'18 revenues using Q4'17 rates	N/A	3
Exclude hedging impact recognized in Q1'18	7	7
Other Americas constant currency revenues (non-GAAP)	$1,712	$1,734
Prior period Other Americas revenues, excluding hedging impact (non-GAAP)	$1,271	$1,909
Other Americas revenue growth (GAAP)	36%	(9)%
Other Americas constant currency revenue growth (non-GAAP)	35%	(9)%

United States revenues (GAAP)	$14,144	$14,144
United States revenue growth (GAAP)	20%	(8)%

Revenues (GAAP)	$31,146	$31,146
Constant currency revenues (non-GAAP)	$30,074	$30,968
Prior period revenues, excluding hedging impact (non-GAAP)	$24,533	$32,521
Revenue growth (GAAP)	26%	(4)%
Constant currency revenue growth (non-GAAP)	23%	(5)%
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging impact recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging impact recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions, unaudited):

	Three Months Ended
	March 31,
	2017	2018
Interest income	$312	$399
Interest expense	(25)	(30)
Foreign currency exchange losses, net	(2)	(24)
Loss on debt securities, net	(25)	(39)
Gain on equity securities, net	6	3,031
Loss and impairment from equity method investments, net	(49)	(7)
Other	34	212
Other income (expense), net	$251	$3,542

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation, capital expenditures, and depreciation, amortization, and impairment by segment (in millions, unaudited):

	Three Months Ended
	March 31,
	2017(1)	2018
Revenues:
Google	$24,618	$30,996
Other Bets	132	150
Total revenues	$24,750	$31,146

Operating income (loss):
Google	$7,446	$8,368
Other Bets	(703)	(571)
Reconciling items(2)	(175)	(796)
Total income from operations	$6,568	$7,001

Stock-based compensation(3):
Google	$1,882	$2,304
Other Bets	86	112
Reconciling items(4)	41	41
Total stock-based compensation	$2,009	$2,457

Capital expenditures:
Google	$2,409	$7,669
Other Bets	167	55
Reconciling items(5)	(68)	(425)
Total capital expenditures	$2,508	$7,299

Depreciation, amortization, and impairment:
Google	$1,416	$1,901
Other Bets	87	85
Total depreciation, amortization, and impairment	$1,503	$1,986

(1)
Segment information for Q1 2017 has been recast to reflect the move of Nest from Other Bets to the Google segment and conform to the current period segment presentation. Consolidated financial information is not affected.

(2)
Reconciling items are primarily related to performance fees for the three months ended March 31, 2018, as well as corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(3)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(4)	Reconciling items are primarily related to corporate administrative costs that are not allocated to individual segments.

(5)
Reconciling items are related to timing differences of payments, as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on cash basis, and other miscellaneous differences.

Recast segment results
The following table presents our recast segment results for all quarters in 2017 to reflect the move of Nest from Other Bets to the Google segment and conform to the current period segment presentation (in millions, unaudited):

	Three Months Ended
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017
Revenues:
Google	$24,618	$25,913	$27,655	$32,192
Other Bets	132	97	117	131
Total revenues	$24,750	$26,010	$27,772	$32,323

Operating income (loss):
Google	$7,446	$7,664	$8,582	$8,595
Other Bets	(703)	(633)	(650)	(748)
Reconciling items(1)	(175)	(2,899)	(150)	(183)
Total income from operations	$6,568	$4,132	$7,782	$7,664

Stock-based compensation(2):
Google	$1,882	$1,884	$1,690	$1,712
Other Bets	86	81	94	102
Reconciling items(3)	41	38	36	33
Total stock-based compensation	$2,009	$2,003	$1,820	$1,847

Capital expenditures:
Google	$2,409	$2,838	$3,563	$3,809
Other Bets	167	148	73	105
Reconciling items(4)	(68)	(155)	(98)	393
Total capital expenditures	$2,508	$2,831	$3,538	$4,307

Depreciation, amortization, and impairment:
Google	$1,416	$1,564	$1,693	$1,935
Other Bets	87	61	68	91
Total depreciation, amortization, and impairment	$1,503	$1,625	$1,761	$2,026

(1)
Reconciling items are primarily related to the European Commission fine for the three months ended June 30, 2017, as well as corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(2)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(3)	Reconciling items are primarily related to corporate administrative costs that are not allocated to individual segments.

(4)
Reconciling items are related to timing differences of payments, as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on cash basis, and other miscellaneous differences.

Monetization metrics
To provide a basis for comparison, we have included the percentage change in impressions and cost-per-impression for Google Network Members' properties revenues for all quarters of 2017 along with the percentage change in paid clicks and cost-per-click for Q1 2018. We do not plan to include clicks and cost-per-click metrics for Google Network Members' properties revenues going forward.
The following table presents our impressions and cost-per-impression metrics for Google Network Members' properties revenues for all quarters in 2017 (unaudited):

	Three Months Ended
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017
Year-over-year change
Impressions on Google Network Members' properties	8%	3%	4%	(3)%
Cost-per-impression on Google Network Members' properties	(2)%	7%	10%	19%

Quarter-over-quarter change
Impressions on Google Network Members' properties	1%	(5)%	(1)%	1%
Cost-per-impression on Google Network Members' properties	(10)%	11%	5%	14%
The following table presents our clicks and cost-per-click metrics for Q1 2018 (unaudited):

	Change from Q1 2017 to Q1 2018 (YoY)	Change from Q4 2017 to Q1 2018 (QoQ)
Aggregate paid clicks	55%	11%
Paid clicks on Google Network Members' properties	37%	29%

Aggregate cost-per-click	(18)%	(9)%
Cost-per-click on Google Network Members' properties	(17)%	(21)%